UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2017

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)

(707) 766-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At a regularly scheduled meeting of the Board of Directors (the “Board”) of Calix, Inc. (the “Company”) held on March 30, 2017, the Board determined to move one of the directors from Class II (with a term expiring at the 2018 annual meeting of stockholders) to Class III (with a term expiring at the 2019 annual meeting of stockholders) following the retirement of Mr. Thomas Pardun from the Board on May 17, 2017 to achieve a more equal balance of membership among the three classes of directors. Accordingly, on May 17, 2017, Mr. Carl Russo resigned as a Class II director and was immediately re-appointed to the Board as a Class III director. The resignation and reappointment of Mr. Russo was effected solely to satisfy the requirements of the Delaware General Corporation Law, and for all other purposes, Mr. Russo’s service on the Board is deemed to have continued uninterrupted.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of the Company on May 17, 2017, the stockholders approved the following proposals, casting their votes as follows:
Proposal 1: To elect two Class I directors to the Calix Board to serve until the 2020 annual meeting of stockholders or until their successors are elected:

Nominee	For	Withheld	Broker Non-Votes
Kevin DeNuccio	19,346,380	13,367,341	12,106,312
Michael Matthews	32,313,435	400,286	12,106,312
Proposal 2: To approve the Amended and Restated Employee Stock Purchase Plan (“ESPP”) to increase the number of shares of common stock issuable under the ESPP by 3,000,000:

For	Against	Abstained	Broker Non-Votes
32,617,558	80,352	15,811	12,106,312
Proposal 3: To approve the 2017 Nonqualified Employee Stock Purchase Plan:

For	Against	Abstained	Broker Non-Votes
32,436,610	261,337	15,774	12,106,312
Proposal 4: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstained	Broker Non-Votes
32,090,090	607,827	15,804	12,106,312
Proposal 5: To approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
26,728,242	16,208	5,957,860	11,411	12,106,312
Proposal 6: To ratify the selection of KPMG LLP as Calix’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstained
44,627,501	58,781	133,751

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 17, 2017	CALIX, INC.

		By:	/s/ Carl Russo
Carl Russo
Chief Executive Officer

3